Exhibit 99.1

545 E. JOHN CARPENTER FREEWAY, SUITE 1300 IRVING, TX 75062 PH: 972-444-4900 WWW.FELCOR.COM NYSE: FCH
For Immediate Release:

FELCOR REPORTS THIRD QUARTER 2016 EARNINGS
Completes Two Hotel Sales

IRVING, Texas, November 1, 2016 - FelCor Lodging Trust Incorporated (NYSE: FCH) today reported results for the third quarter ended September 30, 2016.
Third Quarter Highlights
•Same-store RevPAR decreased 0.7% compared to the same period in 2015.

•	Net loss was $4.9 million ($0.08 per share) versus a net loss of $8.1 million ($0.10 per share) for the same period in 2015.

•	Adjusted FFO per share increased 12% to $0.28 from the same period in 2015.

•	Adjusted EBITDA increased $2.0 million to $67.1 million from the same period in 2015.

•	Sold two hotels (Renaissance Esmeralda Indian Wells Resort and Holiday Inn Nashville Airport) for aggregate gross proceeds of approximately $108 million.
“Our room revenue was impacted negatively this quarter by a combination of softer demand, tropical storms, and aggressive discounting programs offered by some of our brands. However, increases in non-room revenue, our various cost containment initiatives implemented earlier this year and our Wyndham guarantee enabled us to meet our Adjusted EBITDA and Adjusted FFO per share expectations,” said Troy A. Pentecost, FelCor’s President, Interim Senior Executive Officer and Chief Operating Officer.
“During the quarter, we also made progress with our planned hotel sales, selling both the Renaissance Esmeralda and the Holiday Inn Nashville and continuing the marketing process with Jones Lange LaSalle for our three New York hotels. While our primary focus remains on the asset sales, we also are moving forward with our planned redevelopment projects,” added Mr. Pentecost.
“Our Board of Directors and management team remain confident in our strategy to drive long-term stockholder value. We are dedicated to continued strengthening of our balance sheet and creating capacity for accretive investments,” concluded Mr. Pentecost.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Third Quarter Hotel Results

	Third Quarter
	2016	2015	Change
Same-store hotels (37)
RevPAR	$159.78	$160.95	(0.7)%
Total hotel revenue, in millions	$204.8	$203.1	0.8%
Hotel EBITDA, in millions	$66.9	$67.4	(0.7)%
Hotel EBITDA margin	32.7%	33.2%	(50) bps

RevPAR for our 37 same-store hotels decreased 0.7% (to $159.78) from the same period in 2015. The change reflects a 0.6% increase in average daily rate, or ADR, (to $195.33) and a 1.3% decline in occupancy (to 81.8%). Several of our markets, accounting for 42% of total room nights, experienced softer transient and group demand, and many of our hotels in the Southeast were negatively impacted by weather. Additionally, some brands implemented programs designed to drive more direct bookings and decrease online travel agent dependence, which resulted in more rate discounting across our portfolio than anticipated. While these programs did, and may continue to negatively impact our RevPAR, we expect the offsetting reduction in online travel agent commissions will result in greater profitability. In the meantime, we are working closely with the brands to optimize their discounting and maximize profitability at our hotels.
Wyndham Worldwide Corporation has guaranteed a minimum annual NOI on eight of our hotels over the ten-year terms of their management agreements. Hotel EBITDA for the three months ended September 30, 2016 includes $1.8 million in fee reductions related to the Wyndham guarantee compared to $0.3 million during the same period last year.
See pages 12-13 and 18-22 for more detailed operating data.
Third Quarter Operating Results

	Third Quarter
$ in millions, except for per share information	2016	2015	Change
Net loss	$(4.9)	$(8.1)	39.8%
Net loss per share	$(0.08)	$(0.10)	$0.02
Same-store Adjusted EBITDA	$64.2	$64.0	0.3%
Adjusted EBITDA	$67.1	$65.1	3.1%
Adjusted FFO per share	$0.28	$0.25	$0.03
Net loss attributable to common stockholders was $11.4 million ($0.08 per share) in 2016, compared to a net loss of $14.5 million ($0.10 per share) for the same period in 2015. Net loss in 2016 includes a $20.1 million impairment charge for one hotel and severance costs of $6.1 million, partially offset by a $4.9 million net gain on hotel sales (including a $3.1 million loss in discontinued operations). Net loss in 2015 included a $20.9 million impairment charge for a hotel subsequently sold in 2016 and a $3.6 million charge for severance costs, partially offset by a $3.6 million net gain on hotel sales (including $491,000 in discontinued operations).

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Year-to-Date Operating Results
Net loss attributable to common stockholders was $15.5 million ($0.11 per share) in 2016, compared to a net loss of $34.7 million ($0.26 per share) for the same period in 2015. Net loss in 2016 includes impairment charges of $26.5 million attributable to two hotels (one of which was sold in 2016) and a $6.1 million charge for severance costs. These charges are partially offset by a $3.5 million net gain on hotel sales (including a $3.1 million loss in discontinued operations). Net loss in 2015 included $30.9 million in debt extinguishment charges, a $20.9 million impairment charge for a property subsequently sold in 2016 and a $3.6 million charge for severance costs, partially offset by a $19.9 million net gain on the sale of consolidated hotels (including $407,000 in discontinued operations) and a $7.1 million gain on the sale of an unconsolidated joint venture.
RevPAR for our 37 same-store hotels increased 1.7% (to $155.17) from the same period in 2015. The change reflects a 2.0% increase in ADR (to $193.19) and a 0.2% decline in occupancy (to 80.3%). Hotel EBITDA for our 37 same-store hotels increased by 1.7% to $186.6 million, and Hotel EBITDA margin was 31.2%, a 16 basis point decrease.
EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA margin, FFO, Adjusted FFO and Adjusted FFO per share are all non-GAAP financial measures. See our discussion of “Non-GAAP Financial Measures” beginning on page 14 for a reconciliation of each of these measures to the most comparable GAAP financial measure and for information regarding the use, limitations and importance of these non-GAAP financial measures.
Balance Sheet
As of September 30, 2016, we had $1.3 billion of gross consolidated debt with a 5.4% weighted-average interest rate and a seven-year weighted-average maturity. We had $50.4 million of cash and cash equivalents on hand and $22.1 million of restricted cash.
Capital Allocation
We continually strive to increase long-term stockholder value through prudent capital allocation. As part of this ongoing effort, we regularly evaluate opportunities to redeploy capital to achieve higher returns and strengthen our balance sheet.
Asset Sales
We sold two hotels during the third quarter. The 560-room Renaissance Esmeralda Indian Wells Resort sold for $76 million, and the 383-room Holiday Inn Nashville Airport sold for $32 million. We used the net proceeds to repay funds drawn under our line of credit. We continue to market our three New York hotels.
Stock Repurchase Program
In 2015, our Board approved a $100 million stock repurchase program, which we began implementing in December 2015. To date, we have purchased 6.6 million shares for $44.8 million (at an average price of $6.78 per share), including 477,000 shares during the third quarter.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Common Dividend
During the third quarter, we declared a $0.06 per share common stock dividend, which was paid at the end of October. Our Board of Directors will determine future quarterly common stock dividends based on funds available for distribution, reinvestment opportunities within our portfolio and taxable income, among other things.
Capital Expenditures
During the first nine months of 2016, we invested $51.6 million in renovations and redevelopment projects at our hotels. During 2016, we plan to invest approximately $60 million in renovations as part of our long-term capital plan. In addition, we expect to invest approximately $15 million in redevelopment projects this year, primarily at the Embassy Suites Myrtle Beach Oceanfront Resort and The Vinoy Renaissance St. Petersburg Resort and Golf Club. These projects are underway and remain on schedule and within budget. We are also progressing with obtaining entitlements and planning for several other high-ROI redevelopment projects. These projects will contribute to future EBITDA growth. We target unlevered internal rates of return of at least 15% for these projects.
Outlook
We are updating our 2016 guidance to reflect third quarter results and ongoing softness in transient and group demand for the remainder of the year. Our outlook assumes Hotel EBITDA for the Wyndham hotels equals the amount guaranteed by Wyndham for 2016 (corresponding to approximately $59 million of Hotel EBITDA).
For full year 2016, we now expect:

•	Net income attributable to FelCor will be $0.6 - $4.6 million;

•	RevPAR for same-store hotels will increase 1.25 - 1.5%;

•	Adjusted EBITDA will be $236.0 - $240.0 million;

•	Adjusted FFO per share will be $0.88 - $0.90; and

•	Interest expense, including our pro rata share from joint ventures, will be $80.1 million.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

About FelCor
FelCor Lodging Trust Incorporated, a real estate investment trust, owns a diversified portfolio of primarily upper-upscale and luxury hotels that are located in major urban and resort markets throughout the U.S.  FelCor partners with top hotel companies that operate its properties under globally renowned names and as premier independent hotels. Additional information can be found on the Company’s website at www.felcor.com.
We invite you to listen to our third quarter earnings conference call on Tuesday, November 1, 2016 at 10:00 a.m. (Central Time). We will simultaneously webcast the conference call on our website at www.felcor.com. Interested investors and other parties who wish to access the call can go to FelCor’s website and click on the webcast link on the “Investors” page. The conference call replay will also be archived on the Company’s website.
With the exception of historical information, the matters discussed in this news release include “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. Current economic circumstances or an economic slowdown and the impact on the lodging industry, operating risks associated with the hotel business, relationships with our property managers, risks associated with our level of indebtedness and our ability to meet debt covenants in our debt agreements, our ability to complete acquisitions, dispositions and debt refinancing, the availability of capital, the impact on the travel industry from security precautions, our ability to continue to qualify as a Real Estate Investment Trust for federal income tax purposes and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Contact:
Abi Salami, Manager, Investor Relations
(972) 444-4967  asalami@felcor.com

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

SUPPLEMENTAL INFORMATION

INTRODUCTION

The following information is presented in order to help our investors understand FelCor’s financial position as of and for the three and nine months ended September 30, 2016.

(a)
We have prepared our consolidated statements of operations and balance sheets without an audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with GAAP have been omitted. Our consolidated statements of operations and balance sheets should be read in conjunction with the audited consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:
Hotel operating revenue:
Room	$174,169	$177,378	$514,563	$521,750
Food and beverage	34,260	34,370	117,489	116,365
Other operating departments	12,743	11,726	35,338	34,693
Other revenue	1,809	1,678	3,641	7,142
Total revenues	222,981	225,152	671,031	679,950
Expenses:
Hotel departmental expenses:
Room	44,032	44,485	131,479	131,419
Food and beverage	28,227	29,457	91,775	91,431
Other operating departments	3,820	4,572	11,642	13,352
Other property-related costs	52,875	55,893	164,448	170,579
Management and franchise fees	8,047	9,138	25,773	27,425
Taxes, insurance and lease expense	15,142	12,716	43,588	43,933
Corporate expenses	6,244	4,672	20,691	19,775
Depreciation and amortization	28,280	28,988	86,640	85,510
Impairment	20,126	20,861	26,459	20,861
Other expenses	7,581	5,807	10,551	11,446
Total operating expenses	214,374	216,589	613,046	615,731
Operating income	8,607	8,563	57,985	64,219
Interest expense, net	(19,428)	(19,602)	(59,055)	(59,361)
Debt extinguishment	—	(13)	—	(30,909)
Other gains, net	—	—	100	166
Loss before equity in income from unconsolidated entities	(10,821)	(11,052)	(970)	(25,885)
Equity in income from unconsolidated entities	814	321	1,386	7,983
Income (loss) from continuing operations before income tax	(10,007)	(10,731)	416	(17,902)
Income tax	246	(1,054)	(144)	(1,392)
Income (loss) from continuing operations	(9,761)	(11,785)	272	(19,294)
Income (loss) from discontinued operations	(3,131)	498	(3,131)	419
Loss before gain on sale of hotels	(12,892)	(11,287)	(2,859)	(18,875)
Gain on sale of hotels, net	7,998	3,154	6,654	19,491
Net income (loss)	(4,894)	(8,133)	3,795	616
Net loss (income) attributable to noncontrolling interests in other partnerships	114	227	601	(4,405)
Net loss attributable to redeemable noncontrolling interests in FelCor LP	50	61	67	150
Preferred distributions - consolidated joint venture	(369)	(363)	(1,093)	(1,070)
Net income (loss) attributable to FelCor	(5,099)	(8,208)	3,370	(4,709)
Preferred dividends	(6,279)	(6,279)	(18,837)	(23,860)
Redemption of preferred stock	—	—	—	(6,096)
Net loss attributable to FelCor common stockholders	$(11,378)	$(14,487)	$(15,467)	$(34,665)
Basic and diluted per common share data:
Loss from continuing operations	$(0.06)	$(0.10)	$(0.09)	$(0.26)
Net loss	$(0.08)	$(0.10)	$(0.11)	$(0.26)
Basic and diluted weighted average common shares outstanding	137,464	142,982	138,437	136,009

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Consolidated Balance Sheets
(in thousands, except par values)

	September 30,	December 31,
	2016	2015
Assets
Investment in hotels, net of accumulated depreciation of $912,561 and $899,575 at September 30, 2016 and December 31, 2015, respectively	$1,572,082	$1,729,531
Investment in unconsolidated entities	9,405	9,575
Cash and cash equivalents	50,350	59,786
Restricted cash	22,130	17,702
Accounts receivable, net of allowance for doubtful accounts of $182 and $204 at September 30, 2016 and December 31, 2015, respectively	46,745	28,136
Deferred expenses, net of accumulated amortization of $2,490 and $1,086 at September 30, 2016 and December 31, 2015, respectively	4,996	6,390
Other assets	17,003	14,792
Total assets	$1,722,711	$1,865,912
Liabilities and Equity
Debt, net of unamortized debt issuance costs of $16,540 and $18,065 at September 30, 2016 and December 31, 2015, respectively	$1,324,425	$1,409,889
Distributions payable	14,969	15,140
Accrued expenses and other liabilities	130,013	125,274
Total liabilities	1,469,407	1,550,303
Commitments and contingencies
Redeemable noncontrolling interests in FelCor LP, 610 and 611 units issued and outstanding at September 30, 2016 and December 31, 2015, respectively	3,923	4,464
Equity:
Preferred stock, $0.01 par value, 20,000 shares authorized:
Series A Cumulative Convertible Preferred Stock, 12,879 shares, liquidation value of $321,987, issued and outstanding at September 30, 2016 and December 31, 2015	309,337	309,337
Common stock, $0.01 par value, 200,000 shares authorized; 137,774 and 141,808 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	1,378	1,418
Additional paid-in capital	2,576,895	2,567,515
Accumulated deficit	(2,689,753)	(2,618,117)
Total FelCor stockholders’ equity	197,857	260,153
Noncontrolling interests in other partnerships	7,741	7,806
Preferred equity in consolidated joint venture, liquidation value of $44,638 and $43,954 at September 30, 2016 and December 31, 2015, respectively	43,783	43,186
Total equity	249,381	311,145
Total liabilities and equity	$1,722,711	$1,865,912

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Consolidated Debt Summary
(dollars in thousands)

	Encumbered Hotels	Interest Rate (%)	Maturity Date	September 30, 2016	December 31, 2015
Senior unsecured notes	—	6.00	June 2025	$475,000	$475,000
Senior secured notes	9	5.625	March 2023	525,000	525,000
Mortgage debt(a)	4	4.95	October 2022	120,643	122,237
Mortgage debt	1	4.94	October 2022	30,322	30,717
Line of credit(b)	7	LIBOR + 2.75	June 2019	105,000	190,000
Mortgage debt(c)	1	LIBOR + 3.00	November 2017	85,000	85,000
Total	22			$1,340,965	$1,427,954
Unamortized debt issuance costs				(16,540)	(18,065)
Debt, net of unamortized debt issuance costs				$1,324,425	$1,409,889

(a)	This debt is comprised of separate non-cross-collateralized loans, each secured by a mortgage encumbering different hotels.

(b)	Our line of credit can be extended for one year, subject to satisfying certain conditions. We may borrow up to $400 million under our line of credit.

(c)	This loan can be extended for one year, subject to satisfying certain conditions.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Schedule of Encumbered Hotels
(dollars in millions)

Consolidated	September 30, 2016
Debt	Balance	Encumbered Hotels
Senior secured notes (5.625%)	$525
Atlanta Buckhead - ES, Boston Marlboro - ES, Burlington - SH, Dallas Love Field - ES, Milpitas - ES, Myrtle Beach Resort - HIL, Orlando South - ES, Philadelphia Society Hill - SH and SF South San Francisco - ES

Mortgage debt	$27	Napa Valley - ES
Mortgage debt	$34	Ft. Lauderdale - ES
Mortgage debt	$23	Birmingham - ES
Mortgage debt	$37	Minneapolis Airport - ES
Mortgage debt	$30	Deerfield Beach - ES
Line of credit	$105	Austin - DTG, Boston Copley - FM, Charleston Mills House - WYN, LA LAX S - ES, Santa Monica at the Pier - WYN, SF Union Square - MAR and St. Petersburg Vinoy - REN
Mortgage debt	$85	The Knickerbocker

Capital Expenditures
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Improvements and additions to majority-owned hotels	$19,418	$10,222	$51,328	$35,979
Partners’ pro rata share of additions to consolidated joint venture hotels	(108)	(5)	(333)	(30)
Pro rata share of additions to unconsolidated hotels	193	1,288	610	2,561
Total additions to hotels(a)	$19,503	$11,505	$51,605	$38,510

(a)	Includes capitalized interest, property taxes, property insurance, ground leases and certain employee costs.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Total Enterprise Value
(in thousands, except per share data)

	September 30,	December 31
	2016	2015
Common shares outstanding	137,774	141,808
Units outstanding	610	611
Combined shares and units outstanding	138,384	142,419
Common stock price	$6.43	$7.30
Market capitalization	$889,809	$1,039,659
Series A preferred stock(a)	321,987	321,987
Preferred equity - Knickerbocker joint venture, net	41,594	41,027
Consolidated debt (b)	1,340,965	1,427,954
Noncontrolling interests of consolidated debt	(4,250)	(4,250)
Pro rata share of unconsolidated debt	11,234	11,433
Cash, cash equivalents and restricted cash	(72,480)	(77,488)
Total enterprise value (TEV)	$2,528,859	$2,760,322

(a)	Based on liquidation value.

(b)	Excludes unamortized debt issuance costs.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,
Same-store Hotels	2016	2015	%Change	2016	2015	%Change	2016	2015	%Change
Embassy Suites Atlanta-Buckhead	77.3	79.9	(3.3)	157.93	149.95	5.3	122.02	119.77	1.9
DoubleTree Suites by Hilton Austin	78.0	86.6	(10.0)	196.91	191.69	2.7	153.55	166.04	(7.5)
Embassy Suites Birmingham	76.4	82.1	(6.9)	135.07	128.34	5.2	103.19	105.36	(2.1)
The Fairmont Copley Plaza, Boston	86.5	86.7	(0.3)	336.67	337.92	(0.4)	291.26	293.13	(0.6)
Wyndham Boston Beacon Hill	86.8	91.6	(5.2)	257.67	265.91	(3.1)	223.66	243.54	(8.2)
Embassy Suites Boston-Marlborough	73.6	78.8	(6.7)	175.01	176.47	(0.8)	128.76	139.11	(7.4)
Sheraton Burlington Hotel & Conference Center	83.3	82.6	0.8	144.65	129.75	11.5	120.49	107.18	12.4
The Mills House Wyndham Grand Hotel, Charleston	84.9	80.7	5.2	214.95	212.46	1.2	182.45	171.38	6.5
Embassy Suites Dallas-Love Field(1)	66.7	89.4	(25.4)	140.10	129.57	8.1	93.41	115.88	(19.4)
Embassy Suites Deerfield Beach-Resort & Spa	69.7	68.8	1.3	152.95	160.32	(4.6)	106.60	110.29	(3.3)
Embassy Suites Fort Lauderdale 17th Street	79.4	80.4	(1.3)	129.31	125.27	3.2	102.63	100.69	1.9
Wyndham Houston-Medical Center Hotel & Suites	72.1	85.2	(15.4)	129.25	142.32	(9.2)	93.15	121.20	(23.1)
Embassy Suites Los Angeles-International Airport/South	88.0	84.1	4.7	183.81	178.79	2.8	161.84	150.35	7.6
Embassy Suites Mandalay Beach-Hotel & Resort	84.6	83.6	1.2	270.37	265.30	1.9	228.75	221.70	3.2
Embassy Suites Miami-International Airport	84.4	86.2	(2.1)	117.02	118.33	(1.1)	98.72	102.00	(3.2)
Embassy Suites Milpitas-Silicon Valley	84.0	85.2	(1.5)	198.65	197.57	0.5	166.78	168.38	(1.0)
Embassy Suites Minneapolis-Airport	83.9	84.5	(0.7)	170.49	162.14	5.1	143.04	137.04	4.4
Embassy Suites Myrtle Beach-Oceanfront Resort	91.1	89.2	2.1	230.26	222.64	3.4	209.67	198.53	5.6
Hilton Myrtle Beach Resort	84.1	86.9	(3.2)	177.60	170.92	3.9	149.36	148.47	0.6
Embassy Suites Napa Valley	85.3	88.4	(3.5)	279.76	280.07	(0.1)	238.66	247.66	(3.6)
Wyndham New Orleans-French Quarter	62.8	61.2	2.6	129.55	123.69	4.7	81.37	75.75	7.4
Morgans New York	87.9	90.6	(3.0)	265.77	277.94	(4.4)	233.64	251.88	(7.2)
Royalton New York	84.8	88.7	(4.4)	286.41	299.78	(4.5)	242.75	265.85	(8.7)
Embassy Suites Orlando-International Drive South/Convention Center(1)	57.8	80.5	(28.2)	119.46	127.38	(6.2)	69.11	102.58	(32.6)
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	84.2	80.6	4.5	113.85	120.06	(5.2)	95.91	96.74	(0.9)
Wyndham Philadelphia Historic District	84.3	74.0	13.9	170.85	159.84	6.9	143.97	118.21	21.8
Sheraton Philadelphia Society Hill Hotel	79.2	72.5	9.3	196.49	173.30	13.4	155.65	125.61	23.9
Embassy Suites Phoenix-Biltmore	62.5	64.4	(2.9)	134.26	128.93	4.1	83.86	82.97	1.1
Wyndham Pittsburgh University Center	78.8	83.8	(6.0)	148.42	149.07	(0.4)	116.91	124.86	(6.4)
Wyndham San Diego Bayside	85.9	80.2	7.1	155.35	159.56	(2.6)	133.40	127.97	4.2
Embassy Suites San Francisco Airport-South San Francisco	90.7	90.4	0.4	216.84	232.00	(6.5)	196.75	209.63	(6.1)
Embassy Suites San Francisco Airport-Waterfront	92.3	89.6	3.0	222.35	224.85	(1.1)	205.24	201.53	1.8
Holiday Inn San Francisco-Fisherman’s Wharf	92.7	92.7	0.1	243.12	253.91	(4.2)	225.47	235.30	(4.2)
San Francisco Marriott Union Square	93.0	92.5	0.5	288.54	308.87	(6.6)	268.32	285.69	(6.1)
Wyndham Santa Monica At the Pier	91.5	90.8	0.8	314.90	295.60	6.5	288.03	268.29	7.4
Embassy Suites Secaucus-Meadowlands	81.5	81.0	0.6	180.94	184.79	(2.1)	147.39	149.60	(1.5)
The Vinoy Renaissance St. Petersburg Resort & Golf Club	76.2	77.3	(1.5)	183.78	173.53	5.9	140.05	134.20	4.4
Same-store Hotels	81.8	82.9	(1.3)	195.33	194.22	0.6	159.78	160.95	(0.7)
(1) Hotel under renovation in 2016.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Nine Months Ended September 30,			Nine Months Ended September 30,			Nine Months Ended September 30,
Same-store Hotels	2016	2015	%Change	2016	2015	%Change	2016	2015	%Change
Embassy Suites Atlanta-Buckhead	79.6	80.1	(0.5)	157.15	149.55	5.1	125.14	119.74	4.5
DoubleTree Suites by Hilton Austin	83.1	83.3	(0.2)	218.56	220.31	(0.8)	181.71	183.60	(1.0)
Embassy Suites Birmingham	79.1	79.4	(0.4)	137.36	134.08	2.4	108.64	106.50	2.0
The Fairmont Copley Plaza, Boston	77.9	77.6	0.4	324.04	323.51	0.2	252.54	251.11	0.6
Wyndham Boston Beacon Hill	79.2	81.8	(3.2)	232.98	237.02	(1.7)	184.52	193.91	(4.8)
Embassy Suites Boston-Marlborough	71.8	76.7	(6.4)	173.00	170.70	1.3	124.30	130.97	(5.1)
Sheraton Burlington Hotel & Conference Center	74.6	73.9	1.0	122.15	119.38	2.3	91.18	88.23	3.3
The Mills House Wyndham Grand Hotel, Charleston	84.9	83.3	1.9	229.19	224.94	1.9	194.54	187.45	3.8
Embassy Suites Dallas-Love Field(1)	76.8	90.7	(15.4)	142.00	131.42	8.0	109.04	119.23	(8.5)
Embassy Suites Deerfield Beach-Resort & Spa	79.7	81.1	(1.7)	203.24	205.36	(1.0)	161.99	166.46	(2.7)
Embassy Suites Fort Lauderdale 17th Street	84.2	85.1	(1.0)	175.62	166.26	5.6	147.88	141.42	4.6
Wyndham Houston-Medical Center Hotel & Suites	79.4	81.7	(2.7)	148.06	152.13	(2.7)	117.63	124.23	(5.3)
Embassy Suites Los Angeles-International Airport/South	87.9	82.6	6.4	173.37	162.85	6.5	152.33	134.45	13.3
Embassy Suites Mandalay Beach-Hotel & Resort	82.6	80.4	2.7	238.09	220.77	7.8	196.56	177.43	10.8
Embassy Suites Miami-International Airport	86.8	89.2	(2.7)	149.36	151.76	(1.6)	129.61	135.36	(4.2)
Embassy Suites Milpitas-Silicon Valley	83.2	83.6	(0.5)	204.36	196.20	4.2	169.96	163.96	3.7
Embassy Suites Minneapolis-Airport	77.1	78.0	(1.1)	158.20	152.98	3.4	121.99	119.30	2.3
Embassy Suites Myrtle Beach-Oceanfront Resort	79.6	77.1	3.2	190.36	188.35	1.1	151.53	145.29	4.3
Hilton Myrtle Beach Resort	68.9	70.7	(2.5)	154.49	149.12	3.6	106.47	105.44	1.0
Embassy Suites Napa Valley	82.9	83.5	(0.7)	241.13	235.96	2.2	200.01	197.01	1.5
Wyndham New Orleans-French Quarter	72.5	67.1	8.1	146.47	151.79	(3.5)	106.26	101.89	4.3
Morgans New York	83.3	81.1	2.8	256.36	269.72	(5.0)	213.66	218.69	(2.3)
Royalton New York	82.8	85.7	(3.3)	279.79	289.25	(3.3)	231.73	247.79	(6.5)
Embassy Suites Orlando-International Drive South/Convention Center(1)	73.0	84.6	(13.7)	148.50	148.24	0.2	108.46	125.41	(13.5)
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	89.4	89.0	0.4	140.09	137.19	2.1	125.19	122.14	2.5
Wyndham Philadelphia Historic District	74.9	64.7	15.7	157.00	159.89	(1.8)	117.59	103.49	13.6
Sheraton Philadelphia Society Hill Hotel	71.9	68.9	4.4	183.69	173.67	5.8	132.10	119.64	10.4
Embassy Suites Phoenix-Biltmore	70.3	72.8	(3.4)	182.93	175.70	4.1	128.61	127.86	0.6
Wyndham Pittsburgh University Center	70.7	73.9	(4.4)	146.09	145.99	0.1	103.23	107.95	(4.4)
Wyndham San Diego Bayside	80.5	80.8	(0.4)	151.67	149.51	1.4	122.03	120.76	1.0
Embassy Suites San Francisco Airport-South San Francisco	88.5	89.2	(0.8)	207.70	203.06	2.3	183.84	181.21	1.5
Embassy Suites San Francisco Airport-Waterfront	89.8	86.8	3.5	211.62	211.38	0.1	190.14	183.43	3.7
Holiday Inn San Francisco-Fisherman’s Wharf	88.2	87.6	0.7	216.01	214.53	0.7	190.52	187.98	1.3
San Francisco Marriott Union Square	90.8	88.1	3.1	299.42	290.28	3.1	271.86	255.72	6.3
Wyndham Santa Monica At the Pier	88.8	86.9	2.2	282.99	260.64	8.6	251.24	226.46	10.9
Embassy Suites Secaucus-Meadowlands	71.9	76.3	(5.8)	181.29	185.30	(2.2)	130.31	141.43	(7.9)
The Vinoy Renaissance St. Petersburg Resort & Golf Club	82.7	83.4	(0.8)	221.93	213.32	4.0	183.63	177.95	3.2
Same-store Hotels	80.3	80.5	(0.2)	193.19	189.49	2.0	155.17	152.50	1.7
(1) Hotel under renovation in 2016.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Historical Quarterly Operating Statistics

	Occupancy (%)
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Same-store hotels(a)	82.9	75.7	76.4	82.8	81.8

	ADR ($)
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Same-store hotels(a)	194.22	182.20	188.04	195.79	195.33

	RevPAR ($)
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Same-store hotels(a)	160.95	137.86	143.65	162.03	159.78

(a)	Includes 37 consolidated hotels and excludes The Knickerbocker, which opened in February 2015.

Non-GAAP Financial Measures
We refer in this release to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended September 30,
	2016			2015
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net loss	$(4,894)			$(8,133)
Noncontrolling interests	164			288
Preferred dividends	(6,279)			(6,279)
Preferred distributions - consolidated joint venture	(369)			(363)
Net loss attributable to FelCor common stockholders	(11,378)			(14,487)
Less: Dividends declared on unvested restricted stock	(36)			(13)
Basic and diluted earnings per share data	(11,414)	137,464	$(0.08)	(14,500)	142,982	$(0.10)
Depreciation and amortization	28,280	—	0.21	28,988	—	0.21
Depreciation, unconsolidated entities and other partnerships	456	—	—	471	—	—
Gain on sale of hotels, net of noncontrolling interests in other partnerships	(4,867)	—	(0.04)	(3,682)	—	(0.03)
Impairment	20,126	—	0.15	20,861	—	0.15
Noncontrolling interests in FelCor LP	(50)	611	(0.01)	(61)	611	(0.01)
Dividends declared on unvested restricted stock	36	85	—	13	32	—
Conversion of unvested restricted stock units	—	504	—	—	1,173	—
FFO*	32,567	138,664	0.23	32,090	144,798	0.22
Hurricane loss	52	—	—	—	—	—
Debt extinguishment	—	—	—	14	—	—
Severance costs	6,124	—	0.05	3,624	—	0.03
Abandoned projects	5	—	—	—	—	—
Variable stock compensation	394	—	—	(1,086)	—	(0.01)
Litigation settlement	203	—	—	—	—	—
Pre-opening costs, net of noncontrolling interests	125	—	—	1,079	—	0.01
Adjusted FFO*	$39,470	138,664	$0.28	$35,721	144,798	$0.25

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Reconciliation of Net Income to FFO and Adjusted FFO
(in thousands, except per share data)

	Nine Months Ended September 30,
	2016			2015
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income	$3,795			$616
Noncontrolling interests	668			(4,255)
Preferred distributions - consolidated joint venture	(1,093)			(1,070)
Redemption of preferred stock	—			(6,096)
Preferred dividends	(18,837)			(23,860)
Net loss attributable to FelCor common stockholders	(15,467)			(34,665)
Less: Dividends declared on unvested restricted stock	(109)			(40)
Basic and diluted earnings per share data	(15,576)	138,437	$(0.11)	(34,705)	136,009	$(0.26)
Depreciation and amortization	86,640	—	0.63	85,510	—	0.63
Depreciation, unconsolidated entities and other partnerships	1,392	—	0.01	1,730	—	0.01
Other gains	(100)	—	—	(100)	—	—
Impairment	26,459	—	0.19	20,861	—	0.15
Gain on sale of hotel in unconsolidated entity	—	—	—	(7,113)	—	(0.05)
Gain on sale of hotels, net of noncontrolling interests in other partnerships	(3,523)	—	(0.04)	(14,931)	—	(0.11)
Noncontrolling interests in FelCor LP	(67)	611	—	(150)	611	—
Dividends declared on unvested restricted stock	109	35	—	40	37	—
Conversion of unvested restricted stock units	—	436	—	—	1,136	—
FFO*	95,334	139,519	0.68	51,142	137,793	0.37
Hurricane loss	52	—	—	—	—	—
Debt extinguishment	—	—	—	30,909	—	0.22
Debt extinguishment, unconsolidated entities	—	—	—	330	—	—
Severance costs	6,151	—	0.05	3,624	—	0.03
Abandoned projects	620	—	—	—	—	—
Variable stock compensation	366	—	—	(161)	—	—
Redemption of preferred stock	—	—	—	6,096	—	0.04
Contract dispute recovery	—	—	—	(3,717)	—	(0.03)
Litigation settlement	853	—	0.01	—	—	—
Pre-opening costs, net of noncontrolling interests	371	—	—	5,125	—	0.05
Adjusted FFO*	$103,747	139,519	$0.74	$93,348	137,793	$0.68

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (loss)	$(4,894)	$(8,133)	$3,795	$616
Depreciation and amortization	28,280	28,988	86,640	85,510
Depreciation, unconsolidated entities and other partnerships	456	471	1,392	1,730
Interest expense	19,446	19,608	59,101	59,379
Interest expense, unconsolidated entities and other partnerships	90	96	280	439
Income taxes	(246)	1,392	144	1,392
Noncontrolling interests in preferred distributions, consolidated joint venture	(18)	—	(55)	—
Noncontrolling interests in other partnerships	114	227	601	(4,405)
EBITDA*	43,228	42,649	151,898	144,661
Impairment	20,126	20,861	26,459	20,861
Hurricane loss	52	—	52	—
Debt extinguishment	—	14	—	30,909
Debt extinguishment, unconsolidated entities	—	—	—	330
Gain on sale of hotel in unconsolidated entity	—	—	—	(7,113)
Gain on sale of hotels, net of noncontrolling interests in other partnerships	(4,867)	(3,682)	(3,523)	(14,931)
Other gains	—	—	(100)	(100)
Amortization of fixed stock and directors’ compensation	1,711	1,652	5,338	5,214
Severance costs	6,124	3,624	6,151	3,624
Abandoned projects	5	—	620	—
Variable stock compensation	394	(1,086)	366	(161)
Contract dispute recovery	—	—	—	(3,717)
Litigation settlement	203	—	853	—
Pre-opening costs, net of noncontrolling interests	125	1,079	371	5,125
Adjusted EBITDA*	67,101	65,111	188,485	184,702
Adjusted EBITDA from hotels disposed and recently opened	(2,936)	(1,153)	(14,088)	(14,482)
Same-store Adjusted EBITDA*	$64,165	$63,958	$174,397	$170,220
* EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA are attributable to FelCor common stockholders and FelCor LP unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Same-store operating revenue:
Room	$161,682	$162,871	$467,631	$457,925
Food and beverage	30,727	29,257	97,526	95,997
Other operating departments	12,413	11,014	33,272	31,643
Same-store operating revenue	204,822	203,142	598,429	585,565

Same-store operating expense:
Room	40,191	39,975	117,910	113,902
Food and beverage	24,441	23,776	74,882	73,547
Other operating departments	3,678	4,139	10,853	11,766
Other property related costs	48,113	49,035	145,333	143,409
Management and franchise fees	7,748	8,344	23,608	23,681
Taxes, insurance and lease expense	13,730	10,483	39,287	35,796
Same-store operating expense	137,901	135,752	411,873	402,101
Hotel EBITDA	$66,921	$67,390	$186,556	$183,464
Hotel EBITDA Margin	32.7%	33.2%	31.2%	31.3%

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

The following tables set forth the components of our Hotel EBITDA for our same-store hotels (dollars in thousands):

	Three months ended September 30, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,914	$1,077	$—		$536	$—	$1,613	41.2%
DoubleTree Suites by Hilton Austin	3,260	635	—		485	156	1,276	39.1%
Embassy Suites Birmingham	2,444	115	—		394	299	808	33.1%
The Fairmont Copley Plaza, Boston	15,680	1,246	—		2,217	399	3,862	24.6%
Wyndham Boston Beacon Hill	6,813	2,241	—		993	—	3,234	47.5%
Embassy Suites Boston-Marlborough	3,036	712	—		294	—	1,006	33.1%
Sheraton Burlington Hotel & Conference Center	4,479	1,091	—		616	—	1,707	38.1%
The Mills House Wyndham Grand Hotel, Charleston	4,838	1,179	—		626	205	2,010	41.5%
Embassy Suites Dallas-Love Field	2,432	274	—		371	—	645	26.5%
Embassy Suites Deerfield Beach-Resort & Spa	3,196	(233)	—		471	399	637	19.9%
Embassy Suites Fort Lauderdale 17th Street	4,358	(317)	—		692	450	825	18.9%
Wyndham Houston-Medical Center Hotel & Suites	2,855	623	(19)		531	—	1,135	39.8%
Embassy Suites Los Angeles-International Airport/South	6,154	1,810	—		630	234	2,674	43.5%
Embassy Suites Mandalay Beach-Hotel & Resort	6,831	2,285	—		774	—	3,059	44.8%
Embassy Suites Miami-International Airport	3,577	(40)	—		463	—	423	11.8%
Embassy Suites Milpitas-Silicon Valley	4,704	1,569	—		301	—	1,870	39.8%
Embassy Suites Minneapolis-Airport	4,241	939	—		423	475	1,837	43.3%
Embassy Suites Myrtle Beach-Oceanfront Resort	8,198	2,527	5		653	—	3,185	38.9%
Hilton Myrtle Beach Resort	8,870	3,458	—		895	—	4,353	49.1%
Embassy Suites Napa Valley	5,059	1,540	—		509	347	2,396	47.4%
Wyndham New Orleans-French Quarter	3,216	451	—		726	—	1,177	36.6%
Morgans New York	2,730	(20,751)	20,226	(1)	646	—	121	4.4%
Royalton New York	4,650	(1,029)	144		591	—	(294)	(6.3)%
Embassy Suites Orlando-International Drive South/Convention Center	1,742	22	—		275	—	297	17.0%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	2,541	(295)	—		776	—	481	18.9%
Wyndham Philadelphia Historic District	5,873	1,907	—		727	—	2,634	44.8%
Sheraton Philadelphia Society Hill Hotel	8,180	2,004	—		974	—	2,978	36.4%
Embassy Suites Phoenix-Biltmore	1,901	(130)	—		431	—	301	15.8%
Wyndham Pittsburgh University Center	3,305	826	—		506	—	1,332	40.3%
Wyndham San Diego Bayside	8,921	1,357	—		1,556	—	2,913	32.7%
Embassy Suites San Francisco Airport-South San Francisco	6,563	2,242	—		417	—	2,659	40.5%
Embassy Suites San Francisco Airport-Waterfront	7,360	1,754	203		764	—	2,721	37.0%
Holiday Inn San Francisco-Fisherman’s Wharf	13,506	2,900	—		543	—	3,443	25.5%
San Francisco Marriott Union Square	10,868	1,509	(1)		1,293	480	3,281	30.2%
Wyndham Santa Monica At the Pier	3,842	1,841	—		270	162	2,273	59.2%
Embassy Suites Secaucus-Meadowlands	3,686	727	—		101	—	828	22.5%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	10,999	(725)	181		1,424	341	1,221	11.1%
	$204,822	$17,341	$20,739		$24,894	$3,947	$66,921	32.7%

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

	Three months ended September 30, 2015
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,809	$936	$—	$637	$—	$1,573	41.3%
DoubleTree Suites by Hilton Austin	3,366	580	—	492	188	1,260	37.4%
Embassy Suites Birmingham	2,505	166	—	396	304	866	34.6%
The Fairmont Copley Plaza, Boston	15,366	1,280	—	2,173	482	3,935	25.6%
Wyndham Boston Beacon Hill	7,449	2,314	—	1,036	—	3,350	45.0%
Embassy Suites Boston-Marlborough	3,195	829	—	289	—	1,118	35.0%
Sheraton Burlington Hotel & Conference Center	3,908	765	—	615	—	1,380	35.3%
The Mills House Wyndham Grand Hotel, Charleston	4,496	756	—	635	248	1,639	36.5%
Embassy Suites Dallas-Love Field	3,020	598	—	341	—	939	31.1%
Embassy Suites Deerfield Beach-Resort & Spa	3,259	(329)	—	499	406	576	17.7%
Embassy Suites Fort Lauderdale 17th Street	4,071	(544)	—	741	457	654	16.1%
Wyndham Houston-Medical Center Hotel & Suites	3,607	830	(20)	537	—	1,347	37.3%
Embassy Suites Los Angeles-International Airport/South	5,652	1,609	—	658	283	2,550	45.1%
Embassy Suites Mandalay Beach-Hotel & Resort	6,414	2,199	—	776	—	2,975	46.4%
Embassy Suites Miami-International Airport	3,752	(49)	—	479	—	430	11.5%
Embassy Suites Milpitas-Silicon Valley	4,705	1,578	—	301	—	1,879	39.9%
Embassy Suites Minneapolis-Airport	4,062	799	—	459	483	1,741	42.9%
Embassy Suites Myrtle Beach-Oceanfront Resort	7,845	2,374	—	698	—	3,072	39.2%
Hilton Myrtle Beach Resort	8,525	3,345	—	843	—	4,188	49.1%
Embassy Suites Napa Valley	5,146	1,661	(31)	518	353	2,501	48.6%
Wyndham New Orleans-French Quarter	3,048	181	—	717	—	898	29.5%
Morgans New York	2,775	(464)	—	623	—	159	5.7%
Royalton New York	5,007	(604)	—	570	—	(34)	(0.7)%
Embassy Suites Orlando-International Drive South/Convention Center	2,379	250	—	272	—	522	21.9%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	2,460	(501)	—	790	—	289	11.7%
Wyndham Philadelphia Historic District	4,955	977	—	759	—	1,736	35.0%
Sheraton Philadelphia Society Hill Hotel	6,186	849	—	985	—	1,834	29.6%
Embassy Suites Phoenix-Biltmore	1,899	(194)	—	455	—	261	13.7%
Wyndham Pittsburgh University Center	3,541	758	—	524	—	1,282	36.2%
Wyndham San Diego Bayside	8,740	976	—	1,581	—	2,557	29.3%
Embassy Suites San Francisco Airport-South San Francisco	6,991	2,612	—	407	—	3,019	43.2%
Embassy Suites San Francisco Airport-Waterfront	7,130	1,984	—	743	—	2,727	38.2%
Holiday Inn San Francisco-Fisherman’s Wharf	14,023	3,605	—	425	—	4,030	28.7%
San Francisco Marriott Union Square	11,731	4,484	(1)	1,411	580	6,474	55.2%
Wyndham Santa Monica At the Pier	3,565	1,548	—	290	196	2,034	57.1%
Embassy Suites Secaucus-Meadowlands	3,731	874	—	110	—	984	26.4%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	10,829	(1,230)	4	1,459	412	645	6.0%
	$203,142	$37,802	$(48)	$25,244	$4,392	$67,390	33.2%

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

The following tables set forth the components of our Hotel EBITDA for our same-store hotels (dollars in thousands):

	Nine months ended September 30, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$11,886	$3,114	$—		$1,774	$—	$4,888	41.1%
DoubleTree Suites by Hilton Austin	11,150	2,793	—		1,459	528	4,780	42.9%
Embassy Suites Birmingham	7,673	709	1		1,178	894	2,782	36.3%
The Fairmont Copley Plaza, Boston	43,494	489	(91)		6,594	1,349	8,341	19.2%
Wyndham Boston Beacon Hill	17,292	4,224	—		2,965	—	7,189	41.6%
Embassy Suites Boston-Marlborough	8,807	1,935	—		888	—	2,823	32.1%
Sheraton Burlington Hotel & Conference Center	11,162	1,270	—		1,859	—	3,129	28.0%
The Mills House Wyndham Grand Hotel, Charleston	15,967	4,357	—		1,895	694	6,946	43.5%
Embassy Suites Dallas-Love Field	8,416	1,450	—		1,057	—	2,507	29.8%
Embassy Suites Deerfield Beach-Resort & Spa	13,638	2,297	—		1,423	1,195	4,915	36.0%
Embassy Suites Fort Lauderdale 17th Street	17,422	2,397	1		2,115	1,345	5,858	33.6%
Wyndham Houston-Medical Center Hotel & Suites	10,507	3,183	(57)		1,635	—	4,761	45.3%
Embassy Suites Los Angeles-International Airport/South	17,374	4,368	—		1,906	792	7,066	40.7%
Embassy Suites Mandalay Beach-Hotel & Resort	17,331	4,833	—		2,316	—	7,149	41.2%
Embassy Suites Miami-International Airport	13,634	2,135	—		1,390	—	3,525	25.9%
Embassy Suites Milpitas-Silicon Valley	14,182	4,639	—		904	—	5,543	39.1%
Embassy Suites Minneapolis-Airport	10,792	1,286	1		1,300	1,420	4,007	37.1%
Embassy Suites Myrtle Beach-Oceanfront Resort	19,237	3,871	232		1,986	—	6,089	31.7%
Hilton Myrtle Beach Resort	18,568	4,388	—		2,618	—	7,006	37.7%
Embassy Suites Napa Valley	13,126	2,786	1		1,544	1,038	5,369	40.9%
Wyndham New Orleans-French Quarter	12,156	3,152	—		2,163	—	5,315	43.7%
Morgans New York	7,278	(22,797)	20,517	(1)	1,912	—	(368)	(5.1)%
Royalton New York	14,038	(2,951)	437		1,753	—	(761)	(5.4)%
Embassy Suites Orlando-International Drive South/Convention Center	7,627	1,427	—		815	—	2,242	29.4%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	9,702	293	—		2,316	—	2,609	26.9%
Wyndham Philadelphia Historic District	14,720	3,214	10		2,211	—	5,435	36.9%
Sheraton Philadelphia Society Hill Hotel	20,560	3,273	—		2,927	—	6,200	30.2%
Embassy Suites Phoenix-Biltmore	8,701	1,909	—		1,300	—	3,209	36.9%
Wyndham Pittsburgh University Center	8,916	1,310	3		1,541	—	2,854	32.0%
Wyndham San Diego Bayside	24,163	2,687	—		4,687	—	7,374	30.5%
Embassy Suites San Francisco Airport-South San Francisco	18,586	5,625	—		1,245	—	6,870	37.0%
Embassy Suites San Francisco Airport-Waterfront	20,893	4,267	853		2,276	—	7,396	35.4%
Holiday Inn San Francisco-Fisherman’s Wharf	33,887	4,642	—		1,519	—	6,161	18.2%
San Francisco Marriott Union Square	33,612	5,254	(105)		4,005	1,623	10,777	32.1%
Wyndham Santa Monica At the Pier	9,919	4,148	1		831	548	5,528	55.7%
Embassy Suites Secaucus-Meadowlands	9,824	1,270	1		344	—	1,615	16.4%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	42,189	3,567	413		4,294	1,153	9,427	22.3%
	$598,429	$76,814	$22,218		$74,945	$12,579	$186,556	31.2%

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

	Nine months ended September 30, 2015
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments		Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$11,371	$2,793	$—		$1,924	$—	$4,717	41.5%
DoubleTree Suites by Hilton Austin	11,223	3,073	—		1,469	258	4,800	42.8%
Embassy Suites Birmingham	7,535	692	1		1,179	906	2,778	36.9%
The Fairmont Copley Plaza, Boston	42,709	1,726	—		6,505	661	8,892	20.8%
Wyndham Boston Beacon Hill	18,154	4,345	—		3,038	—	7,383	40.7%
Embassy Suites Boston-Marlborough	9,190	2,229	—		872	—	3,101	33.7%
Sheraton Burlington Hotel & Conference Center	10,554	1,011	—		1,801	—	2,812	26.6%
The Mills House Wyndham Grand Hotel, Charleston	14,953	3,489	22		1,861	676	6,048	40.4%
Embassy Suites Dallas-Love Field	9,205	1,989	—		1,018	—	3,007	32.7%
Embassy Suites Deerfield Beach-Resort & Spa	13,981	2,413	—		1,575	1,210	5,198	37.2%
Embassy Suites Fort Lauderdale 17th Street	16,607	1,823	1		2,222	1,362	5,408	32.6%
Wyndham Houston-Medical Center Hotel & Suites	10,943	3,063	(50)		1,619	210	4,842	44.2%
Embassy Suites Los Angeles-International Airport/South	15,335	4,076	—		1,965	388	6,429	41.9%
Embassy Suites Mandalay Beach-Hotel & Resort	15,731	3,458	24		2,402	372	6,256	39.8%
Embassy Suites Miami-International Airport	14,135	2,070	20		1,468	308	3,866	27.4%
Embassy Suites Milpitas-Silicon Valley	13,768	4,435	—		928	—	5,363	39.0%
Embassy Suites Minneapolis-Airport	10,566	1,140	1		1,385	1,439	3,965	37.5%
Embassy Suites Myrtle Beach-Oceanfront Resort	18,256	3,144	24		2,176	368	5,712	31.3%
Hilton Myrtle Beach Resort	18,272	4,455	—		2,528	—	6,983	38.2%
Embassy Suites Napa Valley	12,840	2,749	(26)		1,558	1,052	5,333	41.5%
Wyndham New Orleans-French Quarter	11,737	1,848	537		2,132	529	5,046	43.0%
Morgans New York	7,237	(2,134)	—		1,858	—	(276)	(3.8)%
Royalton New York	14,638	(1,853)	—		1,695	—	(158)	(1.1)%
Embassy Suites Orlando-International Drive South/Convention Center	8,524	1,830	—		828	—	2,658	31.2%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	9,280	(30)	—		2,395	—	2,365	25.5%
Wyndham Philadelphia Historic District	12,996	1,434	19		2,336	287	4,076	31.4%
Sheraton Philadelphia Society Hill Hotel	18,564	2,010	—		2,998	—	5,008	27.0%
Embassy Suites Phoenix-Biltmore	8,499	1,045	276		1,385	279	2,985	35.1%
Wyndham Pittsburgh University Center	9,230	1,029	16		1,601	251	2,897	31.4%
Wyndham San Diego Bayside	24,523	2,118	—		4,825	—	6,943	28.3%
Embassy Suites San Francisco Airport-South San Francisco	18,552	5,888	—		1,227	—	7,115	38.4%
Embassy Suites San Francisco Airport-Waterfront	20,167	8,669	(3,717)	(2)	2,231	—	7,183	35.6%
Holiday Inn San Francisco-Fisherman’s Wharf	33,640	5,440	—		1,248	—	6,688	19.9%
San Francisco Marriott Union Square	32,232	4,979	1,062	(3)	4,245	1,963	12,249	38.0%
Wyndham Santa Monica At the Pier	8,915	3,365	24		846	633	4,868	54.6%
Embassy Suites Secaucus-Meadowlands	10,657	2,100	5		405	—	2,510	23.6%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	40,846	3,517	—		4,332	565	8,414	20.6%
	$585,565	$95,428	$(1,761)		$76,080	$13,717	$183,464	31.3%
The following are footnotes to the Hotel EBITDA tables on pages 19 - 22:
(1) Amount primarily represents an impairment.
(2) Amount represents net revenue attributable to a favorable settlement of a commercial dispute.
(3) Amount primarily represents debt extinguishment charges.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Reconciliation of Same-store Operating Revenue and Same-store Operating Expense to Total Revenue, Total Operating Expense and Operating Income
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Same-store operating revenue	$204,822	$203,142	$598,429	$585,565
Other revenue	1,809	1,678	3,641	7,142
Revenue from hotels disposed and recently opened(a)	16,350	20,332	68,961	87,243
Total revenue	222,981	225,152	671,031	679,950
Same-store operating expense	137,901	135,752	411,873	402,101
Consolidated hotel lease expense(b)	1,488	1,524	3,648	5,762
Unconsolidated taxes, insurance and lease expense	(517)	(168)	(1,486)	(1,681)
Corporate expenses	6,244	4,672	20,691	19,775
Depreciation and amortization	28,280	28,988	86,640	85,510
Impairment	20,126	20,861	26,459	20,861
Expenses from hotels disposed and recently opened(a)	13,271	19,153	54,670	71,957
Other expenses	7,581	5,807	10,551	11,446
Total operating expense	214,374	216,589	613,046	615,731
Operating income	$8,607	$8,563	$57,985	$64,219

(a)
We include the operating performance for hotels in continuing operations in our Consolidated Statements of Operations. However, for purposes of our non-GAAP reporting metrics, we have excluded the results of these hotels to provide a meaningful same-store comparison.

(b)
Consolidated hotel lease expense represents the percentage lease expense of our 51%-owned operating lessees. The offsetting percentage lease revenue is included in equity in income from unconsolidated entities.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Reconciliation of Forecasted Net Income Attributable to FelCor to Forecasted Adjusted FFO
and Adjusted EBITDA
(in millions, except per share data)

	Full Year 2016 Guidance
	Low		High
	Dollars	Per Share Amount(a)	Dollars	Per Share Amount(a)
Net income attributable to FelCor(b)	$0.6		$4.6
Preferred dividends	(25.1)		(25.1)
Net loss attributable to FelCor common stockholders	(24.5)	$(0.18)	(20.5)	$(0.15)
Depreciation(c)	115.3		115.3
Gain on sale of assets	(3.6)		(3.6)
Impairment	26.5		26.5
Noncontrolling interests in FelCor LP	(0.1)		(0.1)
FFO	$113.6	$0.81	$117.6	$0.84
Abandoned project costs	0.6		0.6
Pre-opening costs	0.4		0.4
Litigation settlement	0.9		0.9
Hurricane loss	0.1		0.1
Variable stock compensation	0.4		0.4
Severance costs	6.2		6.2
Adjusted FFO	$122.2	$0.88	$126.2	$0.90

Net income attributable to FelCor(b)	$0.6		$4.6
Depreciation(c)	115.3		115.3
Noncontrolling interests in FelCor LP	(0.1)		(0.1)
Interest expense(c)	80.1		80.1
Income taxes	0.4		0.4
Preferred distributions - consolidated joint venture	1.4		1.4
EBITDA	$197.7		$201.7
Gain on sale of assets	(3.6)		(3.6)
Abandoned project costs	0.6		0.6
Impairment	26.5		26.5
Litigation settlement	0.9		0.9
Hurricane loss	0.1		0.1
Pre-opening costs	0.4		0.4
Amortization of fixed stock and directors’ compensation	6.8		6.8
Variable stock compensation	0.4		0.4
Severance costs	6.2		6.2
Adjusted EBITDA	$236.0		$240.0

(a)	Weighted average shares are 139.5 million.

(b)	Excludes any gains or losses on future asset or capital transactions.

(c)	Includes pro rata portion of unconsolidated entities.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income (loss) attributable to FelCor as a measure of our operating performance.
FFO and EBITDA
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) as net income or loss attributable to parent (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation, amortization and impairment losses. FFO for unconsolidated partnerships and joint ventures are calculated on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. We define EBITDA as net income or loss attributable to parent (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional items provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, and Adjusted EBITDA when combined with GAAP net income attributable to FelCor, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•
Gains and losses related to extinguishment of debt and interest rate swaps - We exclude gains and losses related to extinguishment of debt and interest rate swaps from Adjusted FFO and Adjusted EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

•
Cumulative effect of a change in accounting principle - Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

•
Other expenses and costs - From time to time, we periodically incur expenses or transaction costs that are not indicative of ongoing operating performance. Such costs include, but are not limited to, conversion costs, acquisition costs, pre-opening costs, severance costs and certain non-cash adjustments. We exclude these costs from the calculation of Adjusted FFO and Adjusted EBITDA.

•
Variable stock compensation - We exclude the cost associated with our variable stock compensation. This cost is subject to volatility related to the price and dividends of our common stock that does not necessarily correspond to our operating performance.

In addition, to derive Adjusted EBITDA, we exclude gains or losses on the sale of depreciable assets and impairment losses because including them in EBITDA is inconsistent with reporting the ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets and impairment losses represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA. We also exclude the amortization of our fixed stock and directors’ compensation, which is included in corporate expenses and is not separately stated on our statements of operations. Excluding amortization of our fixed stock and directors’ compensation maintains consistency with the EBITDA definition.
Hotel EBITDA and Hotel EBITDA Margin
Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the hotel industry and give investors a more complete understanding of the operating results over which our individual hotels and brand/managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures that we use in our financial and operational decision-making. Additionally, using these measures facilitates comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin in a manner consistent with Adjusted EBITDA, however, we also eliminate all revenues and expenses from continuing operations not directly associated with hotel operations, including other income and corporate-level expenses. We eliminate these additional items because we believe property-level results provide investors with supplemental information regarding the ongoing operational performance of our hotels and the effectiveness of management on a property-level basis. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by noncontrolling interests and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our consolidated hotels. Hotel EBITDA and Hotel EBITDA margins are presented on a same-store basis.

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FelCor Lodging Trust Incorporated Third Quarter 2016 Operating Results
November 1, 2016

Use and Limitations of Non-GAAP Measures
We use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin to evaluate the performance of our hotels and to facilitate comparisons between us and other hotel REITs, hotel owners who are not REITs and other capital intensive companies. We use Hotel EBITDA and Hotel EBITDA margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.
The use of these non-GAAP financial measures has certain limitations. As we present them, these non-GAAP financial measures may not be comparable to similar non-GAAP financial measures as presented by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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